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                                                                    Exhibit 23.4

               [Gilbert Laustsen Jung Associates Ltd. Letterhead]

                               LETTER OF CONSENT


We hereby consent to the incorporation by reference on Form 10-K of Calpine Corporation (the "Company") and to the references to this firm for the Company's estimated Canadian proved reserves contained on Form 10-K for the year ended December 31, 2002.


                                        Yours truly,

                                        GILBERT LAUSTSEN JUNG
                                        ASSOCIATES LTD.


                                        /s/ Myron Hladyshevsky

                                        Myron Hladyshevsky, P. Eng.
                                        Vice-President

Calgary, Alberta
March 25, 2003